Exhibit 99.2

Synovus

INCOME STATEMENT DATA
(Unaudited)
(In thousands, except per share data)	2017	2016				1st Quarter
	First	Fourth	Third	Second	First	’17 vs. ’16
	Quarter	Quarter	Quarter	Quarter	Quarter	Change
Interest income	$272,401	264,534	256,554	252,393	249,323	9.3%
Interest expense	32,474	31,004	30,547	30,944	31,130	4.3

Net interest income	239,927	233,530	226,007	221,449	218,193	10.0
Provision for loan losses	8,674	6,259	5,671	6,693	9,377	(7.5)

Net interest income after provision for loan losses	231,253	227,271	220,336	214,756	208,816	10.7

Non-interest income:
Service charges on deposit accounts	19,774	20,653	20,822	20,240	19,710	0.3
Fiduciary and asset management fees	12,151	11,903	11,837	11,580	11,274	7.8
Brokerage revenue	7,226	7,009	6,199	7,338	6,483	11.5
Mortgage banking income	5,766	5,504	7,329	5,941	5,484	5.1
Bankcard fees	8,185	8,330	8,269	8,346	8,372	(2.2)
Investment securities gains, net	7,668	5,885	59	—	67	nm
(Decrease) increase in fair value of private equity investments, net	(1,814)	(499)	(249)	113	(391)	nm
Other fee income	4,868	4,965	5,171	5,280	4,804	1.3
Other non-interest income	8,015	10,256	8,718	9,048	7,344	9.1

Total non-interest income	71,839	74,006	68,155	67,886	63,147	13.8

Non-interest expense:
Salaries and other personnel expense	107,191	101,662	101,945	97,061	101,358	5.8
Net occupancy and equipment expense	29,331	27,867	28,120	26,783	26,577	10.4
Third-party processing expense	12,603	12,287	11,219	11,698	11,116	13.4
FDIC insurance and other regulatory fees	6,770	6,614	6,756	6,625	6,719	0.8
Professional fees	5,355	6,904	6,486	6,938	6,369	(15.9)
Advertising expense	5,912	4,905	5,597	7,351	2,410	145.3
Foreclosed real estate expense, net	2,134	2,840	2,725	4,588	2,684	(20.5)
Merger-related expense	86	1,086	550	—	—	nm
Amortization of intangibles	183	400	—	—	121	51.2
Fair value adjustment to Visa derivative	—	4,716	360	360	360	nm
Loss on early extinguishment of debt	—	—	—	—	4,735	nm
Litigation settlement (recovery) expense	—	—	(189)	—	2,700	nm
Restructuring charges, net	6,511	42	1,243	5,841	1,140	nm
Other operating expenses	21,312	23,886	21,059	21,366	21,944	(2.9)

Total non-interest expense	197,388	193,209	185,871	188,611	188,233	4.9

Income before income taxes	105,704	108,068	102,620	94,031	83,730	26.2
Income tax expense	33,847	39,519	37,375	33,574	31,199	8.5

Net income	71,857	68,549	65,245	60,457	52,531	36.8

Dividends on preferred stock	2,559	2,559	2,559	2,559	2,559	—

Net income available to common shareholders	$69,298	65,990	62,686	57,898	49,972	38.7%

Net income per common share, basic	$0.57	0.54	0.51	0.46	0.39	44.3%

Net income per common share, diluted	0.56	0.54	0.51	0.46	0.39	44.1

Cash dividends declared per common share	0.15	0.12	0.12	0.12	0.12	25.0

Return on average assets *	0.96%	0.90	0.88	0.83	0.73	23	bps
Return on average common equity *	9.97	9.42	8.89	8.26	7.08	289

Weighted average common shares outstanding, basic	122,300	122,341	122,924	125,100	127,227	(3.9)%
Weighted average common shares outstanding, diluted	123,059	123,187	123,604	125,699	127,857	(3.8)

nm - not meaningful bps - basis points
* - ratios are annualized

Synovus

BALANCE SHEET DATA	March 31, 2017	December 31, 2016	March 31, 2016
(Unaudited)

(In thousands, except share data)

ASSETS
Cash and cash equivalents	$380,493	395,175	352,060
Interest bearing funds with Federal Reserve Bank	622,460	527,090	908,527
Interest earning deposits with banks	24,259	18,720	21,686
Federal funds sold and securities purchased under resale agreements	50,003	58,060	76,300
Trading account assets, at fair value	1,778	9,314	4,801
Mortgage loans held for sale, at fair value	57,686	51,545	62,867
Investment securities available for sale, at fair value	3,782,942	3,718,195	3,582,244

Loans, net of deferred fees and costs	24,258,468	23,856,391	22,758,203
Allowance for loan losses	(253,514)	(251,758)	(254,516)

Loans, net	24,004,954	23,604,633	22,503,687

Premises and equipment, net	412,725	417,485	439,122
Goodwill	57,010	59,678	24,431
Other intangible assets	12,137	13,223	277
Other real estate	20,425	22,308	38,462
Deferred tax asset, net	359,121	395,356	464,242
Other assets	893,596	813,220	692,551

Total assets	$30,679,589	30,104,002	29,171,257

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Deposits:
Non-interest bearing deposits	$7,264,856	7,085,804	6,896,547
Interest bearing deposits, excluding brokered deposits	16,452,703	16,183,273	15,348,863
Brokered deposits	1,388,153	1,378,983	1,204,518

Total deposits	25,105,712	24,648,060	23,449,928
Federal funds purchased and securities sold under repurchase agreements	146,480	159,699	203,979
Long-term debt	2,160,867	2,160,881	2,360,865
Other liabilities	304,403	207,438	203,217

Total liabilities	27,717,462	27,176,078	26,217,989

Shareholders’ equity:

Series C Preferred Stock - no par value, 5,200,000 shares outstanding at March 31, 2017, December 31, 2016, and March 31, 2016	125,980	125,980	125,980

Common stock - $1.00 par value. 122,321,804 shares outstanding at March 31, 2017, 122,266,106 shares outstanding at December 31, 2016, and 125,849,939 shares outstanding at March 31, 2016	142,441	142,026	140,794

Additional paid-in capital	3,025,775	3,028,405	2,989,854
Treasury stock, at cost - 20,119,614 shares at March 31, 2017, 19,759,614 shares at December 31, 2016, and 14,943,977 shares at March 31, 2016	(679,746)	(664,595)	(512,496)

Accumulated other comprehensive loss	(54,751)	(55,659)	(740)

Retained earnings	402,428	351,767	209,876

Total shareholders’ equity	2,962,127	2,927,924	2,953,268

Total liabilities and shareholders’ equity	$30,679,589	30,104,002	29,171,257

Synovus

AVERAGE BALANCES AND YIELDS/RATES (1)
(Unaudited)
(Dollars in thousands)
	2017	2016
	First	Fourth	Third	Second	First
	Quarter	Quarter	Quarter	Quarter	Quarter
Interest Earning Assets
Taxable investment securities (2)	$3,841,556	3,643,510	3,544,933	3,529,030	3,537,131
Yield	2.06%	1.92	1.83	1.89	1.91

Tax-exempt investment securities (2) (4)	$2,730	2,824	2,943	3,491	4,091
Yield (taxable equivalent)	5.81%	5.82	5.96	6.08	6.37

Trading account assets	$6,443	6,799	5,493	3,803	5,216
Yield	1.72%	2.63	0.93	1.27	1.65

Commercial loans (3) (4)	$19,043,384	18,812,659	18,419,484	18,433,638	18,253,169
Yield	4.16%	4.05	4.03	4.04	4.03

Consumer loans (3)	$4,992,682	4,911,149	4,720,082	4,497,147	4,334,817
Yield	4.40%	4.27	4.30	4.32	4.37
Allowance for loan losses	$(253,927)	(253,713)	(255,675)	(251,101)	(258,097)

Loans, net (3)	$23,782,139	23,470,095	22,883,891	22,679,684	22,329,889
Yield	4.25%	4.14	4.14	4.15	4.15

Mortgage loans held for sale	$46,554	77,652	87,524	72,477	63,339
Yield	4.01%	3.51	3.32	3.59	3.72

Federal funds sold, due from Federal Reserve Bank, and other short-term investments	$654,322	982,355	998,565	907,614	885,938
Yield	0.77%	0.49	0.48	0.47	0.47
Federal Home Loan Bank and Federal Reserve Bank stock (5)	$170,844	121,079	70,570	77,571	80,679
Yield	3.42%	3.75	4.99	5.15	3.82

Total interest earning assets	$28,504,589	28,304,314	27,593,919	27,273,670	26,906,283
Yield	3.88%	3.73	3.71	3.73	3.73

Interest Bearing Liabilities

Interest bearing demand deposits	$4,784,329	4,488,135	4,274,117	4,233,310	4,198,738
Rate	0.19%	0.16	0.16	0.18	0.17

Money market accounts	$7,424,627	7,359,067	7,227,030	7,082,759	7,095,778
Rate	0.31%	0.29	0.29	0.31	0.32

Savings deposits	$909,660	908,725	797,961	746,225	722,172
Rate	0.11%	0.12	0.07	0.06	0.07

Time deposits under $100,000	$1,215,593	1,229,809	1,248,294	1,262,280	1,279,811
Rate	0.64%	0.64	0.64	0.64	0.65

Time deposits over $100,000	$2,029,713	2,014,564	2,030,242	2,016,116	2,006,302
Rate	0.92%	0.90	0.88	0.89	0.89

Non maturing brokered deposits	$619,627	638,779	634,596	451,398	315,006
Rate	0.41%	0.31	0.29	0.39	0.48

Brokered time deposits	$761,159	742,153	775,143	885,603	780,233
Rate	0.92%	0.90	0.88	0.85	0.83

Total interest bearing deposits	$17,744,708	17,381,232	16,987,383	16,677,691	16,398,040
Rate	0.39%	0.37	0.37	0.39	0.39

Federal funds purchased and securities sold under repurchase agreements	$176,854	219,429	247,378	221,276	177,921
Rate	0.09%	0.08	0.09	0.09	0.10
Long-term debt	$2,184,072	2,190,716	2,114,193	2,279,043	2,361,973
Rate	2.83%	2.65	2.71	2.55	2.55

Total interest bearing liabilities	$20,105,634	19,791,377	19,348,954	19,178,010	18,937,934
Rate	0.65%	0.62	0.63	0.65	0.66

Non-interest bearing demand deposits	$7,174,146	7,280,033	7,042,908	6,930,336	6,812,223
Effective cost of funds	0.46%	0.44	0.44	0.46	0.46

Net interest margin	3.42%	3.29	3.27	3.27	3.27

Taxable equivalent adjustment	$309	322	330	329	305

(1)	Yields and rates are annualized.
(2)	Excludes net unrealized gains and losses.
(3)	Average loans are shown net of unearned income. Non-performing loans are included.
(4)	Reflects taxable-equivalent adjustments, using the statutory federal income tax rate of 35%, in adjusting interest on tax-exempt loans and investment securities to a taxable-equivalent basis.
(5)	Included as a component of Other Assets on the consolidated balance sheet synovus

NON-PERFORMING LOANS COMPOSITION
(Unaudited)
(Dollars in thousands)
Loan Type	Total Non-performing Loans March 31, 2017	Total Non-performing Loans December 31, 2016	1Q17 vs. 4Q16 % change (1)	Total Non-performing Loans March 31, 2016	1Q17 vs. 1Q16 % change
Multi-Family	$1,556	1,853	(65.0)%	$223	nm
Hotels	323	335	(14.5)	369	(12.5)%
Office Buildings	185	1,380	(351.2)	2,590	(92.9)
Shopping Centers	—	354	(405.6)	—	nm
Warehouses	226	592	(250.7)	1,150	(80.3)
Other Investment Property	750	754	(2.2)	11,498	(93.5)

Total Investment Properties	3,040	5,268	(171.5)	15,830	(80.8)

1-4 Family Construction	306	305	1.3	430	(28.8)
1-4 Family Investment Mortgage	8,497	8,809	(14.4)	7,255	17.1

Total 1-4 Family Properties	8,803	9,114	(13.8)	7,685	14.5

Commercial Development	205	168	89.3	7,919	(97.4)
Residential Development	9,033	8,994	1.8	9,673	(6.6)
Land Acquisition	5,114	7,071	(112.2)	14,416	(64.5)

Land and Development	14,352	16,233	(47.0)	32,008	(55.2)

Total Commercial Real Estate	26,195	30,615	(58.6)	55,523	(52.8)

Commercial, Financial, and Agricultural	60,381	59,074	9.0	63,312	(4.6)
Owner-Occupied	26,564	16,503	247.2	18,582	43.0

Total Commercial & Industrial	86,945	75,577	61.0	81,894	6.2

Home Equity Lines	22,918	21,551	25.7	16,432	39.5
Consumer Mortgages	19,874	22,681	(50.2)	21,756	(8.7)
Credit Cards	—	—	nm	—	nm
Other Consumer Loans	2,434	2,954	(71.4)	2,562	(5.0)

Total Consumer	45,226	47,186	(16.8)	40,750	11.0

Total	$158,366	153,378	13.2%	$178,167	(11.1)%

(1)	Percentage change is annualized.

LOANS OUTSTANDING BY TYPE COMPARISON
(Unaudited)
(Dollars in thousands)
	Total Loans	Total Loans	1Q17 vs. 4Q16	Total Loans	1Q17 vs. 1Q16
Loan Type	March 31, 2017	December 31, 2016	% change (1)	March 31, 2016	% change

Multi-Family	$1,638,250	1,568,234	18.1%	$1,524,850	7.4%
Hotels	794,685	748,951	24.8	718,640	10.6
Office Buildings	1,581,460	1,568,328	3.4	1,557,608	1.5
Shopping Centers	902,954	964,325	(25.8)	963,520	(6.3)
Warehouses	504,619	486,300	15.3	568,662	(11.3)
Other Investment Property	594,084	533,123	46.4	561,614	5.8

Total Investment Properties	6,016,052	5,869,261	10.1	5,894,894	2.1

1-4 Family Construction	203,151	190,477	27.0	211,312	(3.9)
1-4 Family Investment Mortgage	658,120	696,830	(22.5)	787,354	(16.4)

Total 1-4 Family Properties	861,271	887,307	(11.9)	998,666	(13.8)

Commercial Development	58,537	63,358	(30.9)	88,251	(33.7)
Residential Development	130,653	136,514	(17.4)	161,942	(19.3)
Land Acquisition	392,710	409,534	(16.7)	469,882	(16.4)

Land and Development	581,900	609,406	(18.3)	720,075	(19.2)

Total Commercial Real Estate	7,459,223	7,365,974	5.1	7,613,635	(2.0)

Commercial, Financial, and Agricultural	7,056,032	6,915,927	8.2	6,537,253	7.9
Owner-Occupied	4,684,734	4,636,016	4.3	4,272,219	9.7

Total Commercial & Industrial	11,740,766	11,551,943	6.6	10,809,472	8.6

Home Equity Lines	1,587,102	1,617,265	(7.6)	1,669,406	(4.9)
Consumer Mortgages	2,350,730	2,296,604	9.6	1,970,193	19.3
Credit Cards	224,349	232,413	(14.1)	232,554	(3.5)
Other Consumer Loans	922,018	818,183	51.5	492,274	87.3

Total Consumer	5,084,199	4,964,465	9.8	4,364,427	16.5

Unearned Income	(25,720)	(25,991)	(4.2)	(29,331)	(12.3)

Total	$24,258,468	23,856,391	6.8%	$22,758,203	6.6%

(1)	Percentage change is annualized.

Synovus

CREDIT QUALITY DATA
(Unaudited)
(Dollars in thousands)	2017	2016				1st Quarter
	First	Fourth	Third	Second	First	’17 vs. ’16
	Quarter	Quarter	Quarter	Quarter	Quarter	Change
Non-performing Loans	$158,366	153,378	148,155	154,072	178,167	(11.1)%
Impaired Loans Held for Sale (1)	8,442	—	2,473	—	—	nm
Other Real Estate	20,425	22,308	28,438	33,289	38,462	(46.9)

Non-performing Assets	187,233	175,686	179,066	187,361	216,629	(13.6)

Allowance for loan losses	253,514	251,758	253,817	255,076	254,516	(0.4)

Net Charge-Offs - Quarter	6,919	8,319	6,930	6,133	7,357	(6.0)
Net Charge-Offs / Average Loans - Quarter (2)	0.12%	0.14	0.12	0.11	0.13

Non-performing Loans / Loans	0.65	0.64	0.64	0.67	0.78
Non-performing Assets / Loans, Other Loans Held for Sale & ORE	0.77	0.74	0.77	0.81	0.95
Allowance / Loans	1.05	1.06	1.09	1.11	1.12

Allowance / Non-performing Loans	160.08	164.14	171.32	165.56	142.85
Allowance / Non-performing Loans (3)	204.94	202.01	198.94	195.25	173.64

Past Due Loans over 90 days and Still Accruing	$2,777	3,135	5,358	5,964	3,214	(13.6)
As a Percentage of Loans Outstanding	0.01%	0.01	0.02	0.03	0.01

Total Past Due Loans and Still Accruing	$62,137	65,106	61,781	55,716	63,852	(2.7)
As a Percentage of Loans Outstanding	0.26%	0.27	0.27	0.24	0.28

Accruing Troubled Debt Restructurings (TDRs)	$172,421	195,776	201,896	205,165	209,159	(17.6)

(1)	Represent only impaired loans that have been specifically identified to be sold. Impaired loans held for sale are carried at the lower of cost or fair value, less costs to sell, based primarily on estimated sales proceeds net of selling costs.
(2)	Ratio is annualized.
(3)	Excludes non-performing loans for which the expected loss has been charged off.

SELECTED CAPITAL INFORMATION (1)
(Unaudited)
(Dollars in thousands)
	March 31, 2017	December 31, 2016	March 31, 2016

Tier 1 Capital	$2,758,795	2,685,880	2,609,191
Total Risk-Based Capital	3,274,612	3,201,268	3,183,901
Common Equity Tier 1 Ratio (transitional)	9.86%	9.96	10.04
Common Equity Tier 1 Ratio (fully phased-in)	9.63	9.51	9.47
Tier 1 Capital Ratio	10.18	10.07	10.04
Total Risk-Based Capital Ratio	12.09	12.01	12.25
Tier 1 Leverage Ratio	9.13	8.99	9.15
Common Equity as a Percentage of Total Assets (2)	9.24	9.31	9.69
Tangible Common Equity as a Percentage of Tangible Assets (3)	9.04	9.09	9.62
Tangible Common Equity as a Percentage of Risk Weighted Assets (3)	10.21	10.24	10.79
Book Value Per Common Share (4)	$23.19	22.92	22.47
Tangible Book Value Per Common Share (3)	22.62	22.32	22.27

(1)	Current quarter regulatory capital information is preliminary.
(2)	Common equity consists of Total Shareholders’ Equity less Preferred Stock.
(3)	Excludes the carrying value of goodwill and other intangible assets from common equity and total assets
(4)	Book Value Per Common Share consists of Total Shareholders’ Equity less Preferred Stock divided by total common shares outstanding.